SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

      Filed by the Registrant ☒

      Filed by a Party other than the Registrant ☐

      Check the appropriate box:

☐ Preliminary Proxy Statement ☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      ☒ Definitive Proxy Statement

      ☐ Definitive Additional Materials

      ☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

VERSAR, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

      ☐ Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration No.:

      (3) Filing Party:

      (4) Date Filed:

Dear Stockholder:

      You are cordially invited to attend Versar, Inc.’s Annual Meeting of Stockholders to be held at our offices, 6850 Versar Center, Springfield, Virginia 22151, on Wednesday, November 20, 2002, at 10:00 a.m. local time.

      The matters scheduled for consideration at the meeting are the election of directors and other matters described in the enclosed Proxy Statement. We will also report to you on Versar’s condition and performance, and you will have the opportunity to question management on matters that affect the interests of all stockholders.

      You can reach the offices of Versar by car, from either I-395 or I-495. From I-395: exit Edsall Road West to Backlick Road; left (south) on Backlick to Hechinger Drive; left on Hechinger Drive to Versar Center. From I-495: exit Braddock Road East to Backlick Road; right (south) on Backlick to Hechinger Drive; left on Hechinger Drive to Versar Center.

      The stockholders’ interest in the affairs of Versar is encouraged and it is important that your shares be represented at the meeting. We hope you will be with us. Whether you plan to attend or not, please complete, sign, date, and return the enclosed proxy card as soon as possible in the postpaid envelope provided. Sending in your proxy will not limit your right to vote in person or to attend the meeting, but it will assure your representation if you cannot attend. Your vote is important.

Sincerely yours,

Benjamin M. Rawls
Chairman of the Board

October 15, 2002

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Versar, Inc.:

      The Annual Meeting of Stockholders of Versar, Inc. (the “Company”) will be held at the Company’s offices, 6850 Versar Center, Springfield, Virginia 22151, on Wednesday, November 20, 2002, at 10:00 A.M. local time for the following purposes:

1.	To elect nine directors to serve until the 2003 Annual Meeting of Stockholders;

2.	To approve the Versar, Inc. 2002 Stock Incentive Plan;

3.	To ratify the appointment of Grant Thornton LLP as independent accountants for fiscal year 2003; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only stockholders of record at the close of business on September 30, 2002, will be entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

      Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters to be acted upon at the meeting.

By Order of the Board of Directors,

James C. Dobbs
Secretary

October 15, 2002

IMPORTANT NOTICE

YOUR PROXY IS IMPORTANT

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE POST-PAID ENVELOPE PROVIDED.

VERSAR, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 20, 2002

GENERAL

      This Proxy Statement and the enclosed proxy card are being mailed on or about October 15, 2002, to stockholders (“Stockholders”) of Versar, Inc. (“Versar” or the “Company”) in connection with the solicitation by the Board of Directors of the Company of proxies for use at the 2002 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournment or postponement thereof. The Annual Meeting will be held at 10:00 a.m. eastern standard time at the Company’s offices at 6850 Versar Center, Springfield, Virginia 22151, on November 20, 2002. Any person giving a proxy pursuant to this Proxy Statement may revoke it at any time before it is exercised at the meeting by filing with the Secretary of the Company an instrument revoking it or by delivering to the Company a duly executed proxy bearing a later date. In addition, if the person executing the proxy is present at the Annual Meeting, he or she may revoke such proxy by voting his or her shares in person. Proxies in the form enclosed, if duly signed and received in time for voting, and not revoked, will be voted at the Annual Meeting in accordance with the directions specified therein.

Record Date and Voting Rights

      Only holders of record of Versar’s Common Stock, par value $.01 per share (“Common Stock”), at the close of business on September 30, 2002 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. There were 7,217,095 shares of Common Stock outstanding and entitled to vote as of the Record Date. Each share of Common Stock is entitled to one vote on all matters of business at the meeting.

      The By-laws of the Company require that the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote at the Annual Meeting be present in person or represented by proxy in order for a quorum to exist for the transaction of business at that meeting. Abstentions and “broker non-votes” (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Assuming that a quorum is present for the Annual Meeting, then those nine nominees for director who receive the highest number of votes cast will be elected. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

      Proposals No. 2 and No. 3 must be approved by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote thereon. For purposes of Proposals No. 2 and No. 3, abstentions are counted for purposes of calculating shares entitled to vote but are not counted as shares voting and therefore have the effect of a vote against such proposal. For purposes of Proposals No. 2 and No. 3, broker non-votes are not counted as shares eligible to vote and therefore have no effect.

      Any proxy which is returned by a Stockholder properly completed and which is not revoked will be voted at the Annual Meeting in the manner specified therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card (or their substitutes) will vote FOR the election of the Board of Directors’ nominees, FOR proposals 2 and 3 and in the proxy holders’ discretion with regard to all other matters. Any unmarked proxies, including those submitted by brokers (other than broker non-votes) or nominees will be voted in favor of the proposals and the nominees for the Board of Directors, as indicated in the accompanying proxy card.

      The cost of preparing, assembling and mailing all proxy materials will be borne by Versar. In addition to solicitation by mail, solicitations may be made by personal interview, telephone, and telegram by officers and regular employees of the Company or its subsidiaries, acting without additional compensation. It is anticipated that banks, brokerage houses, and other custodians, nominees, and fiduciaries will forward this material to beneficial owners of shares of Common Stock entitled to vote at the Annual Meeting, and such persons will be reimbursed for the out-of-pocket expenses incurred by them in this regard.

      The Annual Report of the Company for fiscal year 2002 (including financial statements), the Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy card were initially mailed in a single envelope to holders of the Common Stock as of the Record Date on or about October 15, 2002.

Principal Shareholders

      The table below sets forth, as of September 30, 2002, the only persons known by the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class of Stock

Dr. Michael Markels, Jr.(1) 6850 Versar Center Springfield, VA 22151	845,797	11.7%

Dr. Robert L. Durfee(1) 6850 Versar Center Springfield, VA 22151	710,187	9.8%

Versar Employee 401(k) Plan(2) 6850 Versar Center Springfield, VA 22151	1,114,522	15.4%

Radyr Investments, Ltd.(3) c/o Beacon House Management Harbour House, 2nd Floor Waterfront Drive Road Town, Tortola British Virgin Islands	714,3664	9.4%

(1)	For a description of the nature of the beneficial ownership of Drs. Markels and Durfee, see “SECURITY HOLDINGS OF MANAGEMENT”. The information with respect to shares of Common Stock held by Drs. Markels and Durfee are based upon filings with the Securities and Exchange Commission.

(2)	All of the shares of Common Stock held by the Versar Employee 401(k) Plan (“401(k) Plan”) are allocated to individual 401(k) Plan participants’ accounts and are voted by those participants. The 401(k) Plan Trustees have investment power over all shares of Common Stock held by the 401(k) Plan. The 401(k) Plan Trustees are Theodore M. Prociv and Lawrence W. Sinnott. Each disclaims beneficial ownership of the Common Stock held by the 401(k) Plan solely from their position as Trustee. The information with respect to shares of Common Stock held by the 401(k) Plan is based upon filings with the Securities and Exchange Commission and a report by the Company’s stock transfer agent.

(3)	The information with respect to Common Shares held by Radyr Investments, Ltd., is based upon filings with the Securities and Exchange Commission and Radyr’s contractual arrangements with the Company.

(4)	Includes 359,182 shares of Common Stock issuable upon the exercise of warrants held by Radyr. Such warrants provide that Radyr may exercise the warrants for Common Stock only if, following such exercise, Radyr will have aggregate beneficial ownership of outstanding Versar Common Stock of 9.9% or less.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees for Election

      The Board of Directors of the Company recommends the election of the persons named below who will be nominated to serve as directors of Versar until the fiscal year 2003 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The persons named in the accompanying proxy will vote for the election of the nominees named below unless authority is withheld. Each nominee is presently a director of the Company and has served as such for the time indicated opposite his or her name. If for any reason any of the persons named below should become unavailable to serve, an event that management does not anticipate, proxies will be voted for the remaining nominees and such other person or persons as may be designated by the Board of Directors.

Served as
Name	Director	Business Experience and Age

Benjamin M. Rawls	1991 to the present	Chairman of the Board of Versar since November 1993, President of Versar from 1991 to October 1999 and Chief Executive Officer of Versar from 1991 to June 2001. Age 61.
Michael Markels, Jr.	1969 to the present
Independent consultant; Chairman of the Board, President and Chief Executive Officer of Ocean Farming, Inc. from 1995 to August 2001 and March 2002 to the present; Co-founder of the Company; Chairman Emeritus of the Board of Versar; retired former Chairman of the Board of Directors from April 1991 to November 1993; President, Chief Executive Officer, and Chairman of the Board and director from 1969 to March 1991. Age 76.

Robert L. Durfee	1969 to the present	Co-founder of the Company; Executive Vice President of the Company since 1986; and President of GEOMET Technologies, Inc., a subsidiary of the Company, since 1991. Age 66.
Theodore M. Prociv	1999 to the present
President of Versar since November 1999; Chief Executive Officer of Versar since July 1, 2000; Deputy Assistant Secretary of the Army from May 1998 to October 1999; Deputy Assistant to the Secretary of Defense from April 1994 to April 1998. Age 54.

James L. Gallagher	2000 to present
President, Gallagher Consulting Group since September 1999; President of Westinghouse Government and Environmental Services from 1996 to 1999; Executive Vice President from 1994 to 1996; Vice President and General Manager Westinghouse Government Operations Business Unit 1992 to 1994; Age 65.

Fernando V. Galaviz	2000 to present	Chairman, President and Chief Operating Officer of The Centech Group, Inc. from 1988 to the present. Age 67.

Served as
Name	Director	Business Experience and Age

Amoretta M. Hoeber	2000 to present
President, AMH Consulting since 1992; Director, Strategic Planning, TRW Federal Systems Group and TRW Environmental Safety Systems, Inc., from 1986 to 1992; Deputy Under Secretary U.S. Army from 1984 to 1986; Principal Deputy Assistant Secretary, U.S. Army from 1981 to 1984. Age 60.

Paul J. Hoeper	2001 to present
Business consultant since February 2001; Assistant Secretary of the Army for Acquisition, Logistics and Technology, from May 1998 to January 2001; Deputy Under Secretary of Defense, International and Commercial Programs, from March 1996 to May 1998; President Fortune Financial from 1994 to January 1996; and a director of United Industrial Corporation. Age 56.

Amir A. Metry	February 2002 to present
Business consultant since 1995; part-time Versar employee from 1995 to May 2002; Founding Principal of ERM Program Management Corp. from 1989 to 1995; and Vice President, Roy F. Weston from 1981 to 1989. Age 60.

Thomas J. Shields, a director since 1996, has decided not to stand for re-election to the Board.

Committees of the Board of Directors

      The Board of Directors of Versar has standing Executive, Audit, Compensation, Nominating and Investment Committees.

      During the fiscal year 2002, the members of the Executive Committee were Mr. Rawls (Chairman), Dr. Prociv, Dr. Durfee, Dr. Markels and Mr. Hoeper. The primary duty of the Executive Committee is to act in the Board’s stead when the Board is not in session, during which time the committee possesses all the powers of the Board in the management of the business and affairs of the Company, except as otherwise limited by law.

      During fiscal year 2002, the Audit Committee, composed exclusively of non-employee directors who are independent, as defined by the American Stock Exchange listing standard, consisted of Messrs. Gallagher (Chairman), Hoeper and Galaviz. This Committee’s primary responsibilities, as defined by its written charter, are to provide oversight of the Company’s accounting and financial controls, review the scope of and procedures to be used in the annual audit, review the financial statements and results of the annual audit, and evaluate the performance of the independent accountants and the Company’s financial and accounting personnel.

      The Compensation Committee, the members of which, during fiscal year 2002, were Messrs. Shields (Chairman) and Gallagher and Ms. Hoeber, reviews and adjusts compensation paid to the President of the Company and all executive officers, and administers the Company’s cash bonus and stock option plans.

      The Nominating Committee, the members of which, during fiscal year 2002, were Dr. Prociv (Chairman), Dr. Markels and Ms. Hoeber, develops criteria for Board membership and proposes Board members who meet the criteria for the annual election of directors. The Committee also identifies potential Board members to fill vacancies which may occur between annual stockholder meetings. Stockholders may submit nominees for the Board of Directors in writing to the Nominating Committee at the Company’s Springfield office no later than June 30, 2003 for the 2003 Annual Meeting of Stockholders.

      The Investment Committee, the members of which, during fiscal year 2002, were Messrs. Hoeper (Chairman) and Shields and Drs. Prociv and Markels, develop criteria for and review all major investments by the Company requiring substantial capital or funds.

Board and Committee Meetings

      During fiscal year 2002, the Board of Directors met seven times. The Executive Committee did not meet. The Audit Committee met seven times. The Compensation Committee met twice. The Nominating and Investments Committees did not meet. All directors of the Company attended at least 75% of all meetings of the Board and committees on which they served, except Ms. Hoeber who attended four of seven Board of Directors meetings.

Directors’ Compensation

      Beginning with fiscal year 2002, the directors’ annual fee of $3000 is paid in stock options. Each year non-qualified stock options will be granted in lieu of a cash payment on the date of the Board’s Annual Meeting. Each non-employee director will receive non-qualified options to purchase that number of shares of Common Stock calculated by dividing $3,000 by the closing price of Versar’s Common Stock on the date of the Annual Meeting and multiplying by three. The stock options will vest over a period of one year. Each director continues to be paid an attendance fee in cash of $1,000 for each meeting of the Board or of its committees where the director is physically present and of $500 for each meeting attended telephonically.

      This change in director’s compensation was adopted to more closely align directors’ interests with those of the Stockholders.

SECURITY HOLDINGS OF MANAGEMENT

      The following table sets forth certain information regarding the ownership of Versar’s Common Stock by the Company’s directors and each executive officer named in the Summary Compensation Table, each nominee for director and the Company’s directors and executive officers as a group, as of September 30, 2002.

	Shares of Common Stock
	Beneficially Owned
	as of
Individual or Group	September 30, 2002 (1)

	Number	Percent

Michael Markels, Jr.(2)	845,797	11.7%

Robert L. Durfee(3)	710,187	9.8%

Benjamin M. Rawls(4)	358,488	4.7%

Amir Metry	10,860	*

James L. Gallagher	2,260	*

Fernando V. Galaviz	5,260	*

Amoretta M. Hoeber	2,460	*

Theodore M. Prociv(5)	149,643	2.0%

Paul J. Hoeper	2,260	*

Lawrence A. White(6)	100,549	1.4%

Gayaneh Contos(7)	149,115	2.0%

James C. Dobbs(8)	75,399	1.0%

George J. Anastos(9)	24,972	*

All directors and executive officers as a group (15 persons)(10)	2,532,527	31.9%

*	Less than 1%

(1)	For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule l3d-3 under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of the security or the power to dispose or to direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days of September 30, 2002. With respect to ownership of shares which are held in the Employee 401(k) Plan and Employee Stock Ownership Plan but allocated to individuals’ accounts, the information is current as of September 30, 2002.

(2)	Includes 419,400 shares owned by adult children of Dr. Markels as to which he shares voting and investment power and 3,782 shares owned by his spouse. Includes 3,260 shares that may be purchased upon the exercise of stock options exercisable within 60 days after September 30, 2002.

(3)	Includes 34,000 shares owned by adult children of Dr. Durfee as to which he shares voting and investment power. Includes 16,000 shares that may be purchased upon the exercise of stock options exercisable within 60 days after September 30, 2002.

(4)	Includes 334,789 shares that may be purchased upon the exercise of stock options exercisable within 60 days after September 30, 2002.

(5)	Includes 100,000 shares that may be purchased upon the exercise of stock options within 60 days after September 30, 2002. Dr. Prociv is a Trustee of the Employee 401(K) Plan and the Employee Stock

Ownership Plan and as such he has shared investment power over 1,253,043 shares and shared voting power over 1,253,043 shares held by these two plans. Dr. Prociv disclaims beneficial ownerships of the Plans shares solely from his position as Trustee, none of which are included in the above table.

(6)	Includes 78,000 shares that may be purchased upon the exercise of stock options within 60 days after September 30, 2002.

(7)	Includes 61,000 shares that may be purchased upon the exercise of stock options within 60 days after September 30, 2002.

(8)	Includes 60,000 shares that may be purchased upon the exercise of stock options within 60 days after September 30, 2002.

(9)	Includes 7,200 shares that may be purchased upon the exercise of stock options within 60 days after September 30, 2002.

(10)	Includes 723,250 shares that may be purchased upon the exercise of stock options within 60 days after September 30, 2002. Excludes shares held by the Employee 401(k) Plan and Employee Stock Option Plan as described in note (5).

Section 16(a) Beneficial Ownership Reporting Compliance

      Based upon copies of reports furnished to Versar, the Company believes that all reports required to be filed by persons subject to Section 16 of the Securities Exchange Act of 1934, and the rules and regulations thereunder, have been timely filed, except the Form 3 for Paul J. Hoeper which was inadvertently filed late.

EXECUTIVE COMPENSATION

Cash Compensation

      The following table sets forth information on compensation paid by Versar for services rendered in all capacities during the three fiscal years ended June 30, 2002, to the Company’s Chief Executive Officer and the four most highly compensated executive officers of the Company (collectively the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

					Long-term
	Annual Compensation				Compensation

					Awards

					Securities
				Other Annual	Underlying
Name, Principal Position,	Salary	Bonus		Compensation	Options/SARs	All Other
and Fiscal Year	$	$		$(1)	#	Compensation

Theodore M. Prociv Chairman of the Board, President and Chief Executive Officer

2002	$234,998	$10,000		0	0	$5,877(2)
2001	235,028	0		0	0	5,497(2)
2000	149,104	0		0	250,000	5,051(2)

Lawrence A. White Executive Vice President

2002	$194,615	$5,000		0	0	$8,925(3)
2001	190,000	0		0	0	8,775(3)
2000	188,654	35,654	(7)	0	0	9,127(3)

Gayaneh Contos Executive Vice President

2002	$194,615	$10,000		0	0	$11,501(4)
2001	186,120	10,000		0	0	10,117(4)
2000	173,496	12,000		0	0	8,870(4)

James C. Dobbs Senior Vice President and General Counsel

2002	$155,769	$5,000		0	0	$7,581(5)
2001	150,000	0		0	0	7,290(5)
2000	148,654	32,269	(7)	0	0	7,581(5)

George J. Anastos Executive Vice President

2002	$162,162	0		0	0	$6,462(6)
2001	144,615	$5,000		0	0	6,441(6)
2000	130,000	0		0	6,000	9,547(6)

(1)	No amounts are shown in “Other Annual Compensation” column for fiscal years 2002, 2001 and 2000 because the aggregate amount of any perquisites or other personal benefits for each of the Named Executive Officers did not exceed the lesser of (i) $50,000 or (ii) 10 percent of the combined fiscal year 2002, 2001 and 2000 salary and bonus for the Named Executive Officer and the Company does not pay any other type of compensation constituting “Other Annual Compensation.”

(2)	The amounts shown in this column for Dr. Prociv are comprised of the following: (i) in 2002 a payment of $1,159 for life insurance premiums on term life insurance, in 2001 a payment of $1,159 for life insurance premiums on term life insurance, and in 2000 a payment of $4,500 for life insurance premiums on term life insurance; and (ii) in 2002 a contribution of $4,718 to the Company’s 401(k) Plan on behalf of Dr. Prociv, in 2001 a contribution of $4,338 to the Company’s 401(k) Plan on behalf of Dr. Prociv, and in 2000 a contribution of $5,714 to the Company’s 401(k) Plan on behalf of Dr. Prociv.

(3)	The amounts shown in this column for Mr. White are comprised of the following: (i) in 2002 a payment of $1,750 for life insurance premiums on term life insurance, in 2001 a payment of $1,703 for life insurance premiums on term life insurance, and in 2000 a payment of $2,166 for life insurance premiums on term life insurance; and (ii) in 2002 a contribution of $7,175 to the Company’s 401(k) Plan on behalf of Mr. White, in 2001 a contribution of $7,072 to the Company’s 401(k) Plan on behalf of Mr. White, and in 2000 a contribution of $6,962 to the Company’s 401(k) Plan on behalf of Mr. White.

(4)	The amounts shown in this column for Mrs. Contos are comprised of the following: (i) in 2002 a payment of $5170 for life insurance premiums on term life insurance, in 2001 a payment of $3,757 for life insurance premiums on term life insurance, and in 2000 a payment of $3,044 for life insurance premiums on term life insurance; and (ii) in 2002 a contribution of $6,331 to the Company’s 401(k) Plan on behalf of Mrs. Contos, in 2001 a contribution of $6,360 to the Company’s 401(k) Plan on behalf of Ms. Contos, and in 2000 a contribution of $4,106 to the Company’s 401(k) Plan on behalf of Mrs. Contos.

(5)	The amounts shown in this column for Mr. Dobbs are comprised of the following: (i) ) in 2002 a payment of $1,350 for life insurance premiums on term life insurance, in 2001 a payment of $1,290 for life insurance premiums on term life insurance, and in 2000 a payment of $1,635 for life insurance premiums on term life insurance; and (ii) ) in 2002 a contribution of $6,231 to the Company’s 401(k) Plan on behalf of Mr. Dobbs, in 2001 a contribution of $6,000 to the Company’s 401(k) Plan on behalf of Mr. Dobbs, and in 2000 a contribution of $5,946 to the Company’s 401(k) Plan on behalf of Mr. Dobbs.

(6)	The amounts shown in this column for Dr. Anastos are comprised of the following: (i) ) in 2002 a payment of $754 for life insurance premiums on term life insurance, in 2001 a payment of $660 for life insurance premiums on term life insurance, and in 2000 a payment of $822 for life insurance premiums on term life insurance; and (ii) in 2002 a contribution of $5,708 to the Company’s 401(k) Plan on behalf of Dr. Anastos, in 2001 a contribution of $5,781 to the Company’s 401(k) Plan on behalf of Dr. Anastos, and in 2000 a contribution of $5,200 to the Company’s 401(k) Plan on behalf of Dr. Anastos.

(7)	The bonuses for fiscal year 2000 also include certain salary amounts as to which several executive officers of the Company agreed to forego payments in the previous year.

Option/ SAR Grants in Last Fiscal Year

      No stock options were granted to the Named Executive Officers during the fiscal year ended June 30, 2002.

AGGREGATED OPTION/ SAR EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION/ SAR VALUE

(a)	(b)	(c)	(d)	(e)
			Number of Securities
	Shares		Underlying Unexercised	Value of Unexercised
	Acquired on	Value	Options at 6/30/02	In-the-Money
	Exercise	Realized	(#)	Options at 6/30/02
Name	(#)	($)	Exercisable/Unexercisable	Exercisable/Unexercisable(1)

Theodore M. Prociv	100,000	$172,590	50,000/100,000	$14,750/$29,500

George Anastos	3,600	0	7,200/1,200	$1,104/$1,104(2)

Lawrence A. White	50,000	$150,075	78,000/2,000	$7,360/$1,840(3)

Gayaneh Contos	40,000	$25,111	61,000/2,000	$9,560/$1,840(4)

James C. Dobbs	20,000	$30,000	60,000/2,000	$8,393/$1,840(5)

(1)	On June 28, 2002, the closing price of the Company’s Common Stock was $2.67

(2)	6,000 options granted to Mr. Anastos were out-of-the money which means that the option exercise price for those options exceeded the closing price of the Company’s Common Stock on the American Stock Exchange on June 28, 2002.

(3)	70,000 options granted to Mr. White were out-of-the money.

(4)	43,000 options granted Mrs. Contos were out-of-the money.

(5)	48,500 options granted Mr. Dobbs were out-of-the money.

Employment Contracts

      On November 1, 1999, the Company entered into a new Employment Agreement with Mr. Rawls for a period of fifty-one months which provides for him to serve as Chairman and Chief Executive Officer at a base salary of $100,000 plus any fringe benefits available to executive officers of the Company including participation in any incentive compensation programs which may be in effect. If Mr. Rawls’ employment is terminated during the term of the Employment Agreement, except for voluntary termination or termination for cause and, except as noted below, he will be paid $550,000 plus 12 months of fringe benefits, and any incentive compensation then due and shall be entitled to immediate vesting of all stock options. The Agreement provided that the transfer of the CEO title and duties which occurred in June 2000 would not trigger any liability of the Company. If there is a change in circumstances (change in title other than transfer of the CEO title, salary reduction, or change in geographic location) or change in control of the Company (as defined in this agreement), Mr. Rawls could terminate the agreement and upon termination be paid $550,000 lump sum plus 24 months of fringe benefits and would be entitled to immediate vesting of all stock options.

      On November 1, 1999, the Company entered into an Employment Agreement with Dr. Prociv for a period of thirty-six months which provides for him to serve as President at a base salary of $235,000 plus any fringe benefits available to executive officers of the Company including participation in any incentive compensation programs which may be in effect. If Dr. Prociv’s employment is terminated during the term of the Employment Agreement, except for voluntary termination or termination for cause and, except as noted below, he will be paid 12 months salary, fringe benefits, and any incentive compensation then due and shall be entitled to immediate vesting of all stock options. If there is a change in circumstances (change in title, salary reduction, or change in geographic location) or change in control of the Company (as defined in this agreement), Dr. Prociv could terminate the agreement and upon termination would be paid 24 months salary and fringe benefits and would be entitled to immediate vesting of all stock options.

Change in Control Agreements

      On January 30, 1999, the Company entered into Change-in-Control Severance Agreements with Lawrence W. Sinnott, Senior Vice President and Chief Financial Officer and James C. Dobbs, Senior Vice President and General Counsel, for a period of twenty-four months. In January 2001, these agreements were extended to January 31, 2004. These agreements provide that if there is a change in circumstances (change in title, salary reduction or change in geographic location) or change in control of the Company (as defined in the Agreement), Messrs. Sinnott or Dobbs could terminate their employment and upon termination receive 24 months salary, fringe benefits, and incentive compensation due and would be entitled to immediate vesting of all stock options.

STOCK PERFORMANCE GRAPH

      The following graph and table show a comparison of the cumulative total return for the last five fiscal years on $100 invested on July 1, 1997 in Versar Common Stock, the Standard & Poor’s, 500 Stock Index and Versar’s Peer Group. The Peer Group consists of four companies: CET Environmental Services, Inc.; Duratek, Inc.; Ecology & Environment, Inc.; and Matrix Service Company. The table includes the reinvestment of dividends, where applicable. IT Group, Inc. and Sevenson Environmental Services were dropped from the peer group because they are no longer publicly traded, IT filed for bankruptcy protection and Sevenson became privately held.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG VERSAR, INC., THE S&P 500 INDEX
AND A PEER GROUP

*	$100 invested on 6/30/97 in stock or index — including reinvestment of dividends. Fiscal year ending June 30.

Copyright© 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/ S&P.htm

CUMULATIVE SHAREHOLDER’S RETURN TABLE

Cumulative Shareholder’s Return

	Last trading date in fiscal years

	1997	1998	1999	2000	2001	2002

Versar, Inc.	$100	$103.33	$65.00	$51.68	$54.67	$71.20

S&P 500	$100	$130.16	$159.78	$171.36	$145.95	$119.70

Peer Group	$100	$104.74	$70.85	$70.28	$81.74	$104.31

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      The Compensation Committee (“Committee”) of the Board of Directors has furnished the following report on executive compensation for fiscal year 2002. The compensation decisions reported below were made in September 2001 based upon the Company’s and each executive’s performance during the fiscal year ended June 30, 2001. The Committee provides oversight of all policies under which compensation is paid to the Company’s executive officers and stock options are granted under the Company’s stock option plans. The Committee consists entirely of non-employee directors. This report does not reflect the performance of the Company or its executives for fiscal year 2002 which will be reported in next year’s Proxy Statement.

Executive Compensation Philosophies and Policies

      The Committee’s executive compensation policies are designed to provide competitive levels of compensation which integrate pay with performance, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. Target levels of the executive officers’ overall compensation are intended to be consistent with compensation in the Company’s industry for similar executives, but are also weighed toward rewarding performance that contribute to increases in stockholder value and enhance the Company’s long-term performance.

      The Company’s executive compensation program includes three components:

(1)	Base salary;
(2)	Annual Bonus (stock or cash); and
(3)	Long-term incentive awards.
•	Base Salary — ranges of appropriate base salaries are determined by analysis of salary data for positions of comparable responsibility within the environmental services industry. Committee approval of individual salary changes is based upon performance of the executive evaluated against the Company’s financial and strategic objectives and of the position of the executive in the competitive salary range.
•	Annual Bonus — bonuses are paid pursuant to an executive incentive bonus plan established each year by the Board of Directors for key employees and managers of the Company and its subsidiaries. Under the bonus plan, an incentive pool is created each fiscal year and is distributed if certain pre-established financial goals for the Company are met. The amount of the incentive pool distributed depends on the extent to which the Company’s consolidated net income before tax exceeds targeted amounts as set forth in the bonus pool schedule.
•	Long-Term Incentive Awards — the purpose of this element of the executive compensation program is to link management pay with the long-term interest of stockholders, rather than only the performance of the Company in a single fiscal year. The Committee is currently using incentive stock options from the Company’s 1996 Stock Option Plan for key employees and managers. In determining annual stock option grants, the Committee bases its decision on the individual’s performance or potential to improve shareholder value.

      In determining executive compensation for fiscal year 2002, the Committee took into account the performance of the Company’s stock, the financial performance of the Company and the continued revenue growth of the Company during fiscal year 2001. The performance in fiscal year 2001 was disappointing with lower operating income and impacted by a large lawsuit settlement. This resulted in significant negative earnings per share.

Compensation of Chief Executive Officer

      The Committee reviewed Dr. Prociv’s performance and his development of a new business organization. Dr. Prociv assumed the title and responsibilities of Chief Executive Officer on July 1, 2000. Dr. Prociv was compensated pursuant to his Employment Agreement described on page 11. Dr. Prociv was paid a bonus of $10,000.

Compensation for Named Executive Officers

      Because of the satisfactory performance of the Environmental Sector units reporting to Mrs. Contos, she was given a salary increase of $8,000 and a bonus of $10,000

      Mr. Anastos, as the new head of the Architectural and Engineering Sector, was given a salary increase of $20,000, but no bonus because of his business sector’s performance.

      Mr. White, head of Corporate Marketing, came within one million dollars of the Company’s new order goals and developed a strategic plan for Versar’s new organization. He was given a salary increase of $8,000 and a bonus of $5,000.

      Mr. Dobbs, the Company’s Chief Legal Officer, was heavily involved in major litigation and corporate cost reductions. He was given a salary increase of $10,000 and a bonus of $5,000.

      No stock options were granted to Dr. Prociv and the Named Executive Officers.

Compensation Committee of the Board of Directors

Thomas J. Shields, Chairman

James L. Gallagher
Amoretta M. Hoeber

REPORT OF THE AUDIT COMMITTEE

      The Board’s Audit Committee consists of three non-employee directors, James L. Gallagher, as Chairman; Paul J. Hoeper; and Fernando V. Galaviz, each of whom has been determined to be independent directors under the American Stock Exchange standards. Pursuant to the Committee’s written charter, it evaluates audit performance, manages the relationship with the Company’s independent accountants and assesses policies and procedures relating to internal controls. This report relates to the activities taken by the Audit Committee in carrying out such role for the past year.

      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements and reporting process, which includes the Company’s systems for internal control. In carrying out its oversight responsibilities, the Committee met with management and reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2002. The review included a discussion of the quality and acceptability of the Company’s financial reporting and controls, including the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

      The Committee also reviewed with the Company’s independent accountants, who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee discussed with the independent accountants their independence from management and the Company, including the matters in their written disclosures required by the Independence Standards Board, including Standard No. 1, and received written disclosures required by that standard. The Committee held a private session with the Company’s independent auditors, Grant Thornton LLP, at which candid discussions of financial management, accounting and internal controls took place.

      The Committee meets periodically with the independent accountants to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2002 for filing with the Securities and Exchange Commission.

      In early April, 2002, the Committee became concerned with the ability of Arthur Andersen LLP (“Andersen”), who has served as the Company’s independent accountants for fiscal years 1996 through 2001, to continue to perform its functions. The Committee directed management to monitor Andersen’s legal situation and draft a request for proposal for auditing services.

      At the Committee’s next regularly scheduled meeting, it was informed by Andersen that it would likely not be able to perform the year end audit for fiscal year 2002 because of employee defections. The Committee instructed management to contact other qualified independent accounting firms and issue a request for proposals to interested firms.

      The Committee reviewed the proposals submitted by several independent accounting firms, conducted interviews, asked for answers to written questions and the submission of a best and final offer. Based upon its review, the Committee selected and recommended to the Company’s Board of Directors that Grant Thornton LLP be appointed the Company’s independent accountant. This recommendation was approved unanimously by the Board.

      Submitted by the Audit Committee of the Board of Directors.

James L. Gallagher, Chairman

Paul J. Hoeper
Fernando V. Galaviz

Audit Fees

      In fiscal year 2002, Versar was billed by its former independent accountant, Arthur Andersen, LLP (“Andersen”) $123,750 in fees for auditing services that included fiscal year 2001 audit and three quarterly reviews in fiscal year 2002. The fees for Grant Thornton, LLP’s (“Grant Thornton”) fiscal year 2002 audit will be paid in fiscal year 2003.

Financial Information System Design and Implementation Fees All Other Fees

      Neither Andersen nor Grant Thornton provided any information technology services in fiscal year 2002; therefore, no fees were billed for these services.

All Other Fees

      Versar was billed by its previous accountant, Andersen, $67,500 in fiscal year 2002 for other non-audit services, principally tax services and audit of the Company’s 401(k) Plan.

PROPOSAL NO. 2

APPROVAL OF 2002 STOCK INCENTIVE PLAN

      On September 11, 2002, the Board of Directors adopted, subject to the approval of the Stockholders, a 2002 Stock Incentive Plan (the “2002 Plan”) under which options to purchase the Company’s Common Stock, restricted stock and other forms of stock-based awards may be granted to such employees, Service Providers, as defined below, and directors of the Company or any of its Affiliates, as defined by the 2002 Plan, as are selected from time to time by the Administrator of the 2002 Plan.

Purpose of Proposal

      The 2002 Plan is designed to provide an incentive to employees, Service Providers and directors of Versar and its Affiliates, to encourage proprietary interest in the Company by such persons, to encourage such persons to remain in the service of the Company and its Affiliates and to attract new employees and directors with outstanding qualifications. The Company is proposing approval of the 2002 Plan because, at September 30, 2002, only approximately 160,000 shares remained available for grants under the Company’s 1996 Stock Option Plan and approximately 370,000 shares under the Company’s 1992 Stock Option Plan. However, the 1992 Stock Option Plan terminates November 30, 2002. It is necessary for the Company to continue to grant options to employees, Service Providers and directors as part of their compensation to provide appropriate incentives. Further, the 1996 Stock Option Plan provides only for the grant of stock options and does not provide for other forms of stock-based awards, such as restricted stock or stock appreciation rights. With the changing landscape of executive compensation, including possible changes in the accounting for stock options, the Board of Directors deems it advisable to allow more flexibility with respect to the types of stock-based awards available for grant in the future. By adopting the 2002 Plan now, the Board will have this flexibility available as changes with respect to the accounting for stock options or other events occur which lead the Board of Directors and the Administrator of the 2002 Plan to determine that other forms of awards are advisable.

Summary of the 2002 Plan

      The 2002 Plan provides for the grant of options, restricted stock and other types of stock-based awards to any employee, Service Provider or director to whom a grant is approved from time to time by the Administrator. A “Service Provider” is defined for purposes of the 2002 Plan as an individual who is neither an employee nor a director of the Company or any of its Affiliates but who provides the Company or one of its Affiliates, in the opinion of the Administrator, substantial and important services. The aggregate number of shares of the Company’s Common Stock that may be issued upon exercise of options or granted as restricted stock or other stock-based awards under the 2002 Plan is 700,000. Grants of restricted stock, performance equity awards, options and stock appreciation rights in any one fiscal year to any one participant may not exceed 250,000 shares. The maximum amount of compensation that may be received by any one employee with respect to performance unit grants in any one fiscal year may not exceed $250,000. The following is a summary of certain provisions of the 2002 Plan and is qualified by reference to the complete plan, a copy of which is attached to this proxy statement as Appendix A.

          Administration of 2002 Plan

      The 2002 Plan will be administered in the discretion of the Board of Directors by a compensation committee appointed by the Board (the “Administrator”). The committee shall consist of not less than two (2) members of the Board of Directors who qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule or regulation, as “outside directors” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), and as “independent” in accordance with the continued listing requirements of the American Stock Exchange or such other exchange or the Nasdaq Stock Market to the extent then explicable to the Company. The Board of Directors currently intends to appoint the existing Compensation Committee as the Administrator under the 2002 Plan.

      The Administrator shall, from time to time, at its discretion, select employees, directors and Service Providers to receive options and other awards under the 2002 Plan, determine the number of shares to be covered by any such option or included in any award and designate options as Incentive Stock Options or Nonqualified Stock Options; provided that Incentive Stock Options may be granted only to employees (including directors who are also employees). The Administrator has full power, discretion and authority to interpret, construe and administer the 2002 Plan and any part thereof, and its interpretations and constructions thereof, and the actions taken thereunder, will be final, conclusive and binding on all persons for all purposes, except as otherwise determined by the Board of Directors of the Company. The Administrator’s powers include the power to set additional terms with respect to the grant of options or other awards, determine the transferability or non-transferability of options or awards, determine a vesting schedule with respect to options or other awards (which may include performance objectives), and set such other terms, restrictions and privileges with respect to any options or other awards granted not inconsistent with the terms of the 2002 Plan. To date, no options or other awards have been granted under the 2002 Plan. No determination has yet been made as to the grant of any options or other awards to any participant (including executive officers and directors) under the 2002 Plan assuming stockholder approval is received.

          Types of Awards

      The 2002 Plan provides for the award of:

•	options to acquire Common Stock;

•	shares of restricted stock, which may be subject to restrictions which lapse over time with or without regard to performance objectives;

•	performance awards, which may be denominated or payable in cash, shares and other securities or property, the vesting of which is contingent upon the attainment of specific performance objectives;

•	stock appreciation rights (“SARs”); and

•	other similar Common Stock-based awards.

          Options

      Options issued under the 2002 Plan will be designated as either Incentive Stock Options or Nonqualified Stock Options. Incentive Stock Options are options meeting the requirements of Section 422(b) of the Code, and Nonqualified Stock Options are options not described in Sections 422(b), 432(b) or 424(b) of the Code. Service Providers and directors (who are not also employees of the Company or one of its Affiliates) will only be eligible to receive Nonqualified Stock Options. The exercise price for any option granted under the 2002 Plan will be determined by the Administrator; provided, that, in the case of any Incentive Stock Option, the exercise price shall not be less than the Fair Market Value, as defined in the 2002 Plan, of the Company’s Common Stock on the date the option is granted, while Nonqualified Options may have an exercise price as low as fifty percent (50%) of Fair Market Value. Notwithstanding other terms of the 2002 Plan, a participant who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Affiliates will not be eligible to receive Incentive Stock Options unless (i) the exercise price is at least equal to one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and (ii) the Incentive Stock Option, by its terms, will not be exercisable more than five (5) years from the date of grant.

      The exercise price of an option may be paid (i) in cash, (ii) by delivery of shares of the Company’s Common Stock having a Fair Market Value equal to the aggregate exercise price which shares have been held by the option holder for at least six months, (iii) if the holder is not an executive officer or director of the Company, by delivery of a promissory note with a term of not more than five (5) years and secured by the shares purchased, (iv) through simultaneous exercise and sale of the shares acquired pursuant to a brokerage or similar arrangement, (v) any combination of the above methods or (vi) by such other means as the Administrator shall approve.

      The vesting of each option will be determined by the Administrator. In the event of a change in control of the Company, as defined in the 2002 Plan, the Administrator may in its sole discretion, without stockholder approval, either (i) accelerate the exercise dates of outstanding options or make options fully vested and exercisable, (ii) pay cash to any or all owners of options in exchange for the required cancellation of their outstanding options, or (iii) make any other adjustments or amendments to the 2002 Plan and outstanding options and substitute new options for outstanding options. To the extent any of these changes of control actions would not be permitted under the Code to apply to any Incentive Stock Option, and then such option, immediately upon the occurrence of the change of control, shall be treated for all purposes of the 2002 Plan as a Nonqualified Stock Option and shall be immediately exercisable.

      Unless otherwise determined by the Administrator that a shorter period is desirable, each Option expires on the earlier of the last day of the tenth year after the date of grant or such early date as specified by the 2002

Plan if the employee, Service Provider or director ceases to be an employee of, or to provide services to, the Company or its subsidiaries. The following terms apply with respect to employees:

•	upon death, options may be exercised for up to two (2) years thereafter;

•	upon retirement (defined as voluntary cessation of employment after qualifying for early or normal retirement under any pension or profit-sharing or stock bonus plan of the Company, or if no such plan exists, voluntary termination of employment after age 65 and after attaining the tenth anniversary of the last preceding date of hire), options may be exercised for up to twelve (12) months thereafter; and

•	upon disability, defined as a physical or mental condition affecting an Optionee as determined by the Administrator in its sole discretion, options may be exercised for up to six (6) months thereafter.

If an employee resigns or is discharged or terminated on account of misconduct (misconduct to be determined by the Administrator in its sole discretion in a manner consistent with the then policies of the Company) all options held by the employee will automatically terminate and will no longer be exercisable. If an employee ceases to be an employee for any reason other than those described above, such employee shall have the right to exercise outstanding options for up to three (3) months following cessation of employment. Unless the Administrator provides otherwise in connection with any grant, the exercise periods described above will apply only to the extent an option was vested and exercisable as of the date of termination.

      If a Service Provider or director who is not also an employee ceases to provide service to the Company of any of its Affiliates for reasons of death, disability or termination of service for any reason other than resignation or discharge or termination for misconduct, he or she may exercise outstanding options at any time up to six (6) months after cessation of service; provided that, unless the applicable option agreement provides otherwise, such options may be exercised only to the extent that they were exercisable at the time of such cessation of service. If a Service Provider or director (who is not an employee) is terminated through resignation or discharge or termination on account of misconduct, as determined by the Administrator in its sole discretion, all options held by such Service Provider or director shall terminate and no longer be exercisable upon notice of resignation, discharge or termination.

      During the term of an option, the option shall be exercisable only by the original option holder and shall not be assignable or transferable, unless otherwise determined by the Administrator. In the event of an option holder’s death, the option shall not be transferable, unless otherwise determined by the Administrator, other than to a designated beneficiary, by will or by the laws of descent and distribution.

          Other Stock-Based Awards

      In addition to options, the 2002 Plan provides for the grant of other forms of stock-based awards including SARs, restricted stock and performance awards.

      An SAR will entitle the holder to receive an amount equal to (or if the Administrator shall determine at the time of grant, less than) the excess of the Fair Market Value, as determined pursuant to the terms of the 2002 Plan, of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date the SAR was granted, multiplied by the number of shares of Common Stock with respect to which the SAR shall have been exercised. The procedures for exercise of SARs will be established by the Administrator upon grant. SARs may be granted in tandem with, in addition to, or independent of, an option or any other award under the 2002 Plan. An SAR granted in tandem with an option will entitle the holder to surrender all or part of an unexercised option to receive the amount (the “Spread”) by which the Fair Market Value on the date of exercise of a share of Common Stock subject to the unexercised option exceeds the exercise price of the option. SARs shall be for such term as the Administrator may determine not to exceed ten years. Except as provided with respect to a change of control, or in the relevant SAR award agreement, no SAR may be exercised unless the holder is at the time of exercise in the employ or service, including service as a director, of the Company and has been continuously so employed since the date of its grant. Upon the exercise of an SAR, payment may be made in cash, shares of Common Stock or any combination thereof as the Administrator shall determine; provided that for any SARs exercised on or subsequent to a change in control, payment must be made in cash.

      Restricted stock awards may be made under the 2002 Plan as determined by the Administrator. A restricted stock award is an award of shares of Common Stock transferred to an employee, director or Service Provider subject to such terms and conditions as the Administrator deems appropriate, including, without limitation, restrictions on the sale, assignment, transfer or disposition of such shares and the requirement that the holder will forfeit such shares on termination of employment or service within a specified period of time. Such restrictions may lapse simply as a result of the passage of time while the participant remains employed by the Company or upon the attainment of certain performance objectives as determined by the Administrator. Each employee receiving a restricted stock award will be issued a stock certificate for the shares of Common Stock. The certificate will be held in custody by the Company until the restrictions on the shares have lapsed or been removed.

      If the Administrator determines that the restricted stock award is intended to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the stock will be subject to the attainment of performance objectives as set forth by the Administrator. Specific performance objectives must be established in writing no later than ninety (90) days after the commencement of the period to which the objectives relate, but in no event after the first quarter of such period. Performance objectives shall include specific targets and objectives established by the Administrator using such criteria as the Administrator chooses, including, but not limited to, earnings per share of the Company’s Common Stock, return on average stockholder’s equity, return on capital and total stockholder return.

      Generally, in order for a holder’s restricted stock award to vest, the holder must remain in the employment or service (including service as a director) of the Company or its affiliates, for the period set forth in the related award agreement, subject to any specific relief granted in any award agreement.

      Performance awards may be granted under the 2002 Plan in the form of performance equity grants or performance unit grants as determined by the Administrator. All employees, directors and Service Providers are eligible for performance awards. A performance equity grant is an award of units, with each unit being equivalent in value to one share of Common Stock, granted subject to such terms and conditions as the Administrator deems appropriate, including, without limitation, the requirement that the units be forfeited in the event that specified performance objectives are not met. A performance unit grant is an award of units, with each unit representing such monetary amount as is designated by the Administrator, granted subject to such terms and conditions as the Administrator deems appropriate, including the requirement that the units be forfeited in the event specified performance objectives are not met. In the case of a performance equity grant, the holder will be entitled to receive payment for each unit earned an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by such award upon its vesting. In the case of a performance unit grant, the participant shall be entitled to receive payment for each unit earned in an amount equal to the dollar value of each unit times the number of units earned upon vesting.

      Except as provided with respect to a change in control, upon termination of employment or service with the Company, the participant may exercise any of the awards described above to the extent the participant was entitled to exercise the award at the date of termination. In the case of death, such awards will remain exercisable for two (2) years after the date of termination. In the case of retirement, the awards will remain exercisable for twelve (12) months after the date of termination. In the case of disability, the awards will remain exercisable for six (6) months after the date of termination. Upon termination for misconduct, all outstanding awards shall immediately terminate and no longer be exercisable. Finally, upon termination for any reason not described above, awards will remain exercisable for ninety (90) days after the date of termination. The vesting of any unvested restricted stock awards shall immediately cease upon termination of employment for any reason and all unvested restricted stock awards shall be forfeited to the Company.

      None of the awards described above shall be assignable or transferable by a holder except upon death to a designated beneficiary, by will, or by the laws of descent and distribution or pursuant to a qualified domestic relations order.

      In the case of a change in control of the Company, as defined in the 2002 Plan, the Administrator may in its sole discretion, without stockholder approval, (i) provide for the vesting of outstanding awards that are subject to vesting, (ii) pay cash in exchange for the required cancellation or forfeiture of Awards or (iii) make any other adjustments or amendments to the 2002 Plan or awards as it deems desirable.

          Amendment of 2002 Plan

      Within the limitations of the 2002 Plan, the Administrator may modify, extend or renew outstanding options or awards, or accept the cancellation of outstanding options not previously exercised, for the granting of new options in substitution therefore. Notwithstanding this power, no modification of an option or award may, without the consent of the holder, alter or impair any rights or obligations under any option or award previously granted. The Board of Directors may amend or terminate the 2002 Plan at any time; provided that no amendment shall be made without the approval of the Stockholders if such approval is required under Section 422 of the Internal Revenue Code of 1986, Rule 16b-3 under the Securities Exchange Act of 1934 or the requirements of the American Stock Exchange or such other exchange or the NASDAQ Stock Market then applicable to the Company or if such amendment would change material terms or performance goals that were previously approved by the Company’s Stockholders (unless the Board determines that approval is not necessary to avoid the loss of a deduction under the Code, such approval will not avoid such a loss of deduction or such approval is not advisable).

Certain Federal Tax Consequences

      The following is a summary of the principal federal income tax consequences generally applicable to awards under the 2002 Plan.

      The grant of an option or SAR is not expected to result in any taxable income for the recipient. The holder of an Incentive Stock Option generally will have no taxable income upon exercising the Incentive Stock Option (except that a liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction when an Incentive Stock Option is exercised. Upon exercising a Nonqualified Stock Option, the Optionee must recognize ordinary income equal to the excess of the Fair Market Value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. Upon exercising an SAR, the amount of any cash received and the Fair Market Value on the exercise date of any shares of Common Stock received are taxable to the recipient as ordinary income and deductible by the Company. The tax consequence to an Optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an Incentive Stock Option or by exercising a Nonqualified Stock-Option or SAR. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction upon a disposition of shares acquired under an Incentive Stock Option before the applicable Incentive Stock Option holding periods set forth in the Code have been satisfied.

      With respect to other awards granted under the 2002 Plan that are payable either in cash or shares of Common Stock and are not subject to substantial risk of forfeiture, the holder must recognize ordinary income equal to the excess of (1) the cash or the Fair Market Value of the shares of Common Stock received (determined as of the date of such receipt) over (2) the amount (if any) paid for such shares of Common Stock by the holder of the award, and the Company will be entitled to a deduction for the same amount for the taxable year in which the participant includes the amount in income. With respect to an award that is payable in shares of Common Stock that are restricted as to transferability and subject to substantial risk of forfeiture, such as shares of restricted stock unless a special election is made pursuant to Section 83(b) of the Code, the holder of the award must recognize ordinary income equal to the excess of (1) the Fair Market Value of the shares of Common Stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (2) the amount (if any) paid for such shares of Common Stock by the holder, and the Company will be entitled at that time to a tax deduction for the same amount. If an election under Section 83(b) of the Code is made, the holder of the award must recognize ordinary income equal to the excess of (1) Fair Market Value on the date of grant over (2) the amount paid, and the Company will be entitled to a tax deduction for the taxable year of the grant.

Vote Required

      The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present, or represented, and entitled to vote at the annual meeting is required for approval of the 2002 Plan. The Board of Directors recommends a vote “FOR” the 2002 Plan and the enclosed Proxy will be so voted unless a vote against the proposal or an abstention is specifically indicated.

PROPOSAL NO. 3

APPOINTMENT OF ACCOUNTANTS

      The Board of Directors considers it desirable that its appointment of the firm of Grant Thornton LLP (“Grant Thornton”) as independent accountants of the Company for fiscal year 2003 be ratified by the Stockholders. Representatives of Grant Thornton will be present at the Annual Meeting, will be given an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the Stockholders.

      The Company’s independent accountants initially appointed for fiscal year 2002 were Arthur Andersen LLP (“Andersen”). On June 10, 2002, on recommendation of its Audit Committee, the Board of Directors dismissed Andersen as Versar, Inc.’s independent public accountants and approved the selection of Grant Thornton to serve as Versar’s independent public accountants for the current fiscal year, which ended on June 30, 2002. The change in independent public accountants was effective immediately.

      Andersen’s reports on Versar’s consolidated financial statements for each of the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

      During each of Versar’s two most recent fiscal years, and during the interim period between June 30, 2001, and the date of Anderson’s dismissal, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope procedure which, if not resolved to Andersen’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      The Board of Directors recommends a vote “FOR” ratification on the appointment of Grant Thornton and the enclosed proxy will be so voted unless a vote against the proposal or an abstention is specifically indicated.

2003 ANNUAL MEETING

      It is presently contemplated that the 2003 Annual Meeting of Stockholders will be held on or about November 19, 2003. In order for any appropriate stockholder proposal to be considered for inclusion in the proxy materials for the 2003 Annual Meeting of Stockholders, it must be received by the Secretary of the Company no later than June 17, 2003, by certified mail, return receipt requested and must comply with applicable federal proxy rules. A proposal submitted for consideration at the 2003 Annual Meeting of Stockholders subsequent to June 17, 2003 shall be considered untimely and will not be included in the Company’s proxy materials. Further, any proposals for which the Company does not receive notice on or before August 28, 2003 shall be subject to the discretionary vote of the proxy holders at the 2003 Annual Meeting of Stockholders.

OTHER MATTERS

      As of the date of this Proxy Statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

By Order of the Board of Directors,

James C. Dobbs
Secretary

October 15, 2002

Appendix A

VERSAR, INC.

2002 STOCK INCENTIVE PLAN

         As adopted by the Board of Directors on

September 11, 2002
and by the stockholders on
                    , 2002.

VERSAR, INC.

2002 STOCK INCENTIVE PLAN

      1. Purpose.

      The purpose of the Plan is to attract and retain persons of high caliber and potential as employees, directors and service providers of Versar, Inc. and its Affiliates, motivate and reward good performance, and encourage such employees and service providers to continue to exert their best efforts on behalf of Versar, Inc. and its affiliates. The Plan is intended to provide opportunities for stock ownership by such employees, directors and service providers in order to increase the proprietary interests in the company. This will be accomplished by providing awards to eligible individuals of nonqualified and incentive stock options and of restricted stock and other stock based awards.

      2. Definitions.

      Unless otherwise defined herein or the context otherwise requires, the capitalized terms used herein shall have the following meanings:

(a) “Administrator” shall mean the committee, which shall be administrating the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

(b) “Affiliate” means any Directly Related Company and any entity in which the Corporation or a Directly Related Company has at least a fifty percent (50%) ownership interest.

(c) “Award” or “Awards” means an award or grant other than an Option made to a Participant under Section 8 of the Plan.

(d) “Award Agreement” means a written agreement in such form as may from time to time be approved by the Administrator, setting forth the terms and conditions of an Award and executed by the Corporation and the Participant.

(e) “Board” shall mean the Board of Directors of the Corporation.

(f) “Change in Control of the Corporation” shall mean:

(i) The acquisition in one or more transactions by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)), of “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of forty percent (40%) or more of the combined voting power of the Corporation’s then outstanding voting securities (the “Voting Securities”), provided, however, that for purposes of this definition, Voting Securities acquired directly from the Corporation by any Person shall be excluded from the determination of such Person’s Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

(ii) The individuals who are members of the Incumbent Board, cease for any reason to constitute at least two-thirds of the Board; or

(iii) Approval by the stockholders of the Corporation of (i) a merger or consolidation involving the Corporation if the stockholders of the Corporation immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation, or (ii) a complete liquidation or dissolution of the Corporation or an agreement for the sale or other disposition of all or subsequently all of the assets of the Corporation.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because forty percent (40%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Corporation or any of its Affiliates, or (ii) any corporation, which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Corporation in the same proportion as their ownership of stock in the Corporation immediately prior to such acquisition.

Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Corporation which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Corporation, and after such share acquisition by the Corporation, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Security Beneficially Owned by the Subject Person, then a Change in Control shall occur.

(g) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(h) “Common Stock” shall mean, unless otherwise specifically provided, the common stock of the Corporation and any class of common shares into which such common stock may hereafter be converted.

(i) “Corporation” shall mean Versar, Inc., a Delaware corporation.

(j) “Directly Related Company” means a corporation related to the Corporation within the meaning of Sections 524(e) and (f) of the Code.

(k) “Director” shall mean a person who is a member of the Board, whether or not such person is also an Employee.

(l) “Disability” shall mean such physical or mental condition affecting an Optionee as determined by the Administrator in its sole discretion.

(m) “Employee” shall mean an individual who is employed (within the meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation or an Affiliate (i.e., an individual with respect to whom income taxes must be withheld from compensation). Directors who are employed by the Corporation or an Affiliate are considered to be “Employees” for purposes of this Plan.

(n) “Exercise Price” shall mean the price per Share of Common Stock, determined by the Administrator, at which an Option may be exercised.

(o) “Fair Market Value” shall mean the value of one (1) Share of Common Stock, determined as follows:

(1) If the Shares are traded on an exchange or the National Market System (“NMS”) of the National Association of Securities Dealers, Inc. Automated Quotation System (the “NASDAQ System”), (A) if listed on an exchange, the closing price as reported or as composite transactioned on the date of valuation or, if no sale occurred on that date, then the mean between the closing bid and asked prices on such exchange on such date, and (B) if traded on the NMS, the last sales price on the date of valuation or, if no sale occurred on such date, the mean between the highest bid and lowest asked prices as of the close of business on the date of valuation, as reported in the NASDAQ System;

(2) If the Shares are traded over-the-counter on the NASDAQ System, the mean between the bid and asked prices on the NASDAQ System at the close of business on the date of valuation; and

(3) If neither (1) nor (2) applies, the fair market value as determined by the Administrator in good faith. Such determination shall be conclusive and binding on all persons.

If the date of valuation is not a business day, the price on the last business day preceding the date of valuation shall be utilized.

(p) “Incentive Stock Option” shall mean an option described in Section 422(b) of the Code.

(q) “Incumbent Board” shall mean the individuals who as of September 11, 2002 are members of the Board and any individual becoming a director subsequent to September 11, 2002 whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; provided, however, that any individual who is not a member of the Incumbent Board at the time he or she becomes a member of the Board shall become a member of the Incumbent Board upon the completion of two full years as a member of the Board; provided, further, however, that notwithstanding the foregoing, no individual shall be considered a member of the Incumbent Board if such individual initially assumed office (i) as a result of either an actual or threatened “election contest” (within the meaning of Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”), or (ii) with the approval of the other Board members, but by reason of any agreement intended to avoid or settle a Proxy Contest.

(r) “Nonqualified Stock Option” shall mean an option not described in Section 422(b), 423(b) or 424(b) of the Code.

(s) “Option” shall mean any stock option granted pursuant to the Plan. All Options shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolution of the Administrator provide that an Option is to be granted as of another date, the date of grant shall be that other date.

(t) “Option Agreement” shall mean a written stock option agreement evidencing a particular Option.

(u) “Optionee” shall mean an Employee, Director or Service Provider who has received an Option.

(v) “Participant” means an Employee or Director to whom an Award has been made and is outstanding under the Plan.

(w) “Performance Award” means an Award granted pursuant to the provisions of Section 8 of the Plan, the vesting of which is contingent upon the attainment of specific Performance Objectives during specific Performance Periods.

(x) “Performance Equity Grant” means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

(y) “Performance Objectives” means specific targets and objectives established by the Administrator using criteria adopted by the Administrator, including, but not limited to, earnings per share of the Common Stock, return on average stockholders’ equity, return on capital and total stockholder return. Performance Objectives may be absolute or may be based on the results of a peer group of comparable companies established by the Administrator. Satisfaction of Performance Objectives shall be determined in accordance with generally accepted accounting principles, as utilized by the Corporation in its reports filed under the 1934 Act.

(z) “Performance Period” means a period of not less than one or more than ten consecutive Corporation fiscal years for which Performance Objectives have been established.

(aa) “Performance Unit Grant” means an Award of monetary units granted pursuant to the provisions of Section 8 of the Plan.

(ab) “Plan” shall mean this Versar, Inc. 2002 Stock Incentive Plan, as it may be amended from time to time.

(ac) “Purchase Price” shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.

(ad) “Restriction Period” means the period of time a Participant must remain employed by the Corporation or any of its Affiliates, in order for a Restricted Stock Award to vest.

(ae) “Restricted Stock Award” means an Award of shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan which may be subject to restrictions which lapse over time with or without regard to Performance Objectives, as the Administrator in its sole discretion shall determine.

(af) “Retirement” shall mean the voluntary cessation of employment by an Employee after qualifying for early or normal retirement under any pension plan or profit sharing or stock bonus plan of the Corporation or Affiliate. If an Employee is not covered by any such plan, “Retirement” shall mean voluntary termination of employment after the Employee has attained age sixty-five (65) and after the employee has attained the tenth (10th) anniversary of his or her last preceding date of hire.

(ag) “Service Provider” means an individual who is neither an Employee nor Director of the Corporation or any Affiliate but who provides the Corporation or any Affiliate, in the opinion of the Administrator, substantial and important services.

(ah) “Share” shall mean one (1) share of Common Stock, adjusted in accordance with Section 10 of the Plan (if applicable).

(ai) “Spread” means the amount (not less than zero) by which the Fair Market Value of a share of Common Stock subject to the Option exceeds the Exercise Price of the Option.

(aj) “Stock Appreciation Right” means an Award granted pursuant to the provisions of Section 8 of the Plan, entitling a Participant to receive an amount equal to (or if the Administrator shall determine at the time of grant, less than) the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

      3. Effective Date.

      The Plan was adopted by the Board effective September 11, 2002, subject to the approval of the Corporation’s stockholders pursuant to Section 15 hereof. The Plan shall terminate as provided in Section 9 below.

      4. Administration.

(a) Committee.

The Plan shall be administered, in the discretion of the Board from time to time, by a compensation committee which shall be appointed by the Board. The committee shall consist of not less than two (2) members of the Board who shall qualify as “non-employee directors” within the meaning of Rule 16b-3 under the 1934 Act (“Rule 16b-3”) or any successor rule or regulation, as “outside directors” for purposes of the Code and as “independent” in accordance with the continued listing requirements of the American Stock Exchange or such other exchange or the NMS, to the extent then applicable to the Corporation. The Board may from time to time remove members from, or add members to, such committee. Vacancies on the committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the committee as Chairman. The committee, as Administrator, shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

(b) Powers.

The Administrator shall from time to time at its discretion select the Employees, Directors and Service Providers who are to be granted Options or Awards, determine the number of Shares to be optioned to each Optionee or included in any Award and designate Options as Incentive Stock Options or Nonqualified Stock Options; provided that Incentive Stock Options may be granted only to Employees (including Directors who are also Employees). The Administrator shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof, and its interpretations and constructions thereof and actions taken thereunder shall be, except as otherwise determined by the Board, final, conclusive and binding on all persons for all purposes. Without limitation of the foregoing, the Administrator’s power shall include the power to set additional terms with respect to the grant of Options or Awards, determine the transferability or non-transferability of such Options or Awards, determine the vesting schedule with respect to such Options (which may include Options that are immediately vested upon grant or that are subject to Performance Objectives) or Awards and set such other terms, restrictions and privileges with respect to any Options or Awards granted as are not inconsistent with the terms of this Plan. The Administrator shall have the power to delegate its authority to grant Options and Awards to Employees and Service Providers, other than Employees subject to Section 16 of the 1934 Act, to members of management in its discretion. Any decision made pursuant to such delegated power shall for all purposes be deemed a decision of the Administrator. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Award granted thereunder.

      5. Participation.

(a) Eligibility.

All Employees, Directors and Service Providers are eligible to participate in the Plan. The Optionees shall be those Employees, Directors and Service Providers of the Corporation to whom Options may be granted from time to time by the Administrator. The Administrator pursuant to this Plan may grant Incentive Stock Options and Nonqualified Stock Options to Employees and Nonqualified Stock Options to Service Providers and Directors who are not Employees. The Participants shall be those Employees and Directors of the Corporation to whom Awards may be granted pursuant to Section 8 hereof from time to time by the Administrator.

(b) Ten-Percent Shareholders.

An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) such Incentive Stock Option by its terms shall not be exercisable more than five (5) years from the date of grant.

(c) Stock Ownership.

For purposes of Section 5(b) above, in determining stock ownership, an Employee shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

(d) Outstanding Stock.

For purposes of Section 5(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant of the Incentive Stock Option to the Optionee. “Outstanding stock” shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

      6. Stock.

      The stock subject to Options and Awards granted under the Plan shall be Shares of the Corporation’s authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options and may be granted as Awards under the Plan shall not exceed Seven Hundred Thousand (700,000), subject to adjustment as set forth in Section 10. The number of Shares subject to Options and Awards denominated in shares of Common Stock, other than Restricted Stock Awards outstanding at any time shall not exceed the number of Shares remaining available for issuance under the

Plan. Further, the number of shares with respect to which Restricted Stock Awards, Performance Equity Grants, Options and SARs may be granted in any fiscal year to any individual Employee of the Company shall not exceed Two Hundred and Fifty Thousand (250,000), subject to adjustment as set forth in Section 10. Whenever an Optionee’s rights to exercise an Option as to any Shares shall cease for any reason before he or she has exercised such Option as to such Shares, or an Award shall be forfeited, the Option or Award shall be deemed terminated to that extent and such Shares shall again be subject to Option and Award under the Plan. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified therein.

      7. Terms and Conditions of Options.

(a) Stock Option Agreements.

Options shall be evidenced by written Option Agreements in such form as the Administrator shall from time to time determine. Such Option Agreements shall comply with and be subject to the terms and conditions set forth herein. Each Option shall state whether it is an Incentive Stock Option or a Nonqualified Stock Option.

(b) Number of Shares.

Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

(c) Exercise Price.

Each Option shall state the Exercise Price. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of an Incentive Stock Option granted to an Optionee described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. The Exercise Price in the case of any Nonqualified Stock Option shall not be less than fifty percent (50%) of the Fair Market Value on the date of grant. The Exercise Price shall be subject to adjustment as provided in Section 10 hereof.

(d) Medium and Time of Payment.

The Purchase Price shall be payable in full in United States dollars or by check upon the exercise of the Option; provided, however, that if the applicable Option Agreement so provides, or the Administrator, in its sole discretion otherwise approves thereof, the Purchase Price may be paid, (i) by the surrender of Shares in good form for transfer, which shares have been owned by the person exercising the Option for a period of at least six (6) months and have a Fair Market Value on the date of exercise equal to the Purchase Price, (ii) if the Optionee is not a Director or executive officer of the Corporation, as determined by the Administrator, through delivery of a promissory note by the Optionee evidencing the Optionee’s obligation to make future cash payments to the Corporation, which promissory note shall be payable as determined by the Corporation (but in no event later than five years after the date hereof), shall be secured by a pledge of the Shares of Common Stock purchased and shall bear interest at a rate established by the Administrator, but not less than the applicable Federal Rate under Section 1274 of the Code, (iii) simultaneous exercise of the Option and sale of shares of Common Stock acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Administrator if the Optionee is not a Director or executive officer of the Corporation, as determined by the Administrator, and use of the proceeds from sale as payment of the purchase price of such Common Stock, (iv) in any combination of cash, Shares and to the extent permitted by the above, promissory notes, as long as the sum of the cash so paid, note delivered and the Fair Market Value of the Shares so surrendered equals the Purchase Price or (v) any such other method as the Administrator shall approve in its sole discretion. The sale of shares set forth in item (iii) above is permitted with respect to Directors and executive officer of the Corporation, as determined by the Administrator, only to the extent that the Company does not arrange the transaction with the broker.

In the event the Corporation determines that it is required to withhold state or Federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof, an Optionee must make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements. Payment of such withholding requirements may be made, in the discretion of the Administrator, (i) in cash, (ii) by delivery of Shares registered in the name of Optionee, or by the Corporation not issuing such number of Shares subject to the Option having a Fair Market Value at the time of exercise equal to the amount to be withheld or (iii) any combination of (i) and (ii) above.

(e) Term and Non-transferability of Options.

Each Option shall state the time or times when all or part thereof becomes exercisable. No Option shall be exercisable more than ten (10) years from the date it was granted and no Incentive Stock Option granted to an Optionee who is a ten percent stockholder described in Section 5(b) hereof shall be exercisable after the expiration of five (5) years from the date it was granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable, unless otherwise determined by the Administrator. In the event of the Optionee’s death, the Option shall not be transferable by the Optionee, unless otherwise determined by the Administrator, other than to a designated beneficiary, by will or the laws of descent and distribution.

(f) Cessation of Employment by Employee; etc.

After an Optionee ceases to be an Employee, his/her rights to exercise any unexercised Option then held by the Optionee shall be determined as provided in this Section 7(f).

No Option, however, may be exercised after the Optionee ceases to be an Employee except to the extent that the Option was exercisable at the time of such cessation or to such greater extent as shall be approved by the Administrator in connection with an Option grant. No Option may be exercised after its term expires or is otherwise cancelled.

(i) Retirement. If an Optionee ceases to be an Employee because of Retirement (and not on account of misconduct as determined below), such Optionee may, subject to the restrictions referred to in Section 7(f) above, exercise the Option at any time within twelve months after cessation of employment, but, except as provided in the applicable Option Agreement, only to the extent that, at the date of cessation of employment, the Optionee’s right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

(ii) Death. If an Optionee dies while he or she is an Employee or having ceased to be an Employee but during the period during which he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions referred to in Section 7(f) above, at any time within twenty-four months after the Optionee’s death by the executor or administrator of his or her estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but, except as otherwise provided in the Option Agreement, only to the extent that, at the date of death, the Optionee’s right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not been previously exercised.

(iii) Disability. If an Optionee ceases active service as an Employee by reason of Disability, such Optionee shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within six months after such cessation of employment, but, except as provided in the applicable Option Agreement, only to the extent that, at the date of such cessation of employment, the Optionee’s right to exercise such Option had vested pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

(iv) Misconduct. If an Optionee resigns or is discharged or terminated on account of misconduct, his or her Option shall terminate and shall no longer be exercisable upon notice of such resignation, discharge or termination. The existence of misconduct shall be determined by the Administrator in its sole discretion, such determination to be made in a manner consistent with the then policies of the Corporation.

(v) Other Reasons. If an Optionee ceases to be an Employee for any reason other than those mentioned above in subsections (i), (ii), (iii) or (iv), the Optionee shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within three months following such cessation, discharge or termination, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of cessation, discharge or termination, the Optionee’s right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

An Optionee’s employment with the Corporation shall not be considered as having been terminated while the Optionee is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Optionee’s right to re-employment with the Corporation is guaranteed either by statute or by contract. Where the period of such leave exceeds ninety (90) days and where the Optionee’s rights to re-employment is not guaranteed either by statute or by contract, the Optionee’s employment will be deemed to have terminated on the ninety-first (91st) day of such leave.

(g)	Cessation of Service by Service Provider or Director (Other than a Director who is Also an Employee).

After an Optionee ceases to be a Service Provider or Director (other than a Director who is also an Employee), his/her rights to exercise any unexercised Option then held by the Optionee shall be determined as provided in this Section 7(g). No Option, however, may be exercised after the Optionee ceases to be a Service Provider or Director, except to the extent that the Option was exercisable at the time of such cessation or to such greater extent as shall be approved by the Administrator in connection with an Option grant. No Option may be exercised after its term expires or is otherwise cancelled. If an Optionee ceases to be a Service Provider or Director because of death, disability, or termination of service for any reason, other than resignation or discharge or termination for misconduct as described below, such Optionee may, subject to the restrictions referred to above, exercise the Option at any time within six months after cessation of service, but, except as provided in the applicable Option Agreement, only to the extend that, at the date of cessation of service, the Optionee’s right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised. Notwithstanding the above, if an Optionee’s service to the Corporation as a Service Provider or Director (who is not an Employee) is terminated through resignation or discharge or termination on account of misconduct, as determined by the Administrator in its sole discretion, his or her Option shall terminate and shall no longer be exercisable upon notice of such resignation, discharge or termination. All Directors who are also Employees shall be governed by the terms of Section 7(f) in lieu of this Section 7(g).

(h) Rights as a Stockholder.

No one shall have rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10 hereof.

(i) Modification, Extension and Renewal of Options.

Within the limitations of the Plan, the Administrator may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefore. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

(j) Other Provisions.

The Option Agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan as the Administrator shall deem advisable (including, without limitation, restrictions upon the exercise of the Option or subjecting the shares issued pursuant to the exercise of an Option to rights of repurchase by the Corporation).

(k) Substitution of Option.

Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Corporation acquires (whether by purchase, merger or otherwise) all or substantially all of the outstanding capital stock or assets of another corporation by any reorganization or other transaction qualifying under Section 425 of the Code, the Administrator may, in accordance with the provisions of that Section, substitute options under the Plan for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

(l) Limitation on Annual Awards.

The aggregate Fair Market Value (determined as of the time the Option is granted) of stock for which Incentive Stock Options exercisable for the first time by an Optionee may be granted during any calendar year (under all incentive stock options plans of the Corporation and its Subsidiaries) may not exceed $100,000, but the value of stock for which Incentive Stock Options may be granted to an Optionee in a given year may exceed $100,000. If the $100,000 limit is exceeded, the portion of the Incentive Stock Option that exceeds that limit shall constitute a Nonqualified Stock Option but this shall not cause the terms of the Option Agreement which created the Incentive Stock Option to cease to apply or be modified.

      8. Terms and Conditions of Awards

(a) Stock Appreciation Rights. The grant of Stock Appreciation Rights under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Administrator shall deem desirable:

(i) Grant. A Stock Appreciation Right may be granted in tandem with, in addition to or independent of a Stock Option or any other Award under the Plan.

(ii) Exercise. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Administrator. The Administrator may also provide that a Stock Appreciation Right shall be automatically exercised on one or more specified dates. A Stock Appreciation Right granted in tandem with a Stock Option will entitle the Participant, upon exercise of the Stock Appreciation Right to surrender all or part of the unexercised portion of that tandem Stock Option and to receive the Spread for the number of shares of Common Stock which could have been acquired under the surrendered Stock Option. Each Stock Appreciation Right granted in tandem with a Stock Option shall be exercisable to the extent, and only to the extent, the related Stock Option is exercisable. Each Stock Appreciation Right shall be for such term as the Administrator may determine, not to exceed 10 years and may expire prior to the term of a tandem Stock Option. Each Stock Appreciation Right granted on a stand alone basis shall be exercisable to the extent, and for such term, as the Administrator may determine. Except as provided in Section 12 of the Plan or in the relevant Award Agreement, no Stock Appreciation Right may be exercised unless the holder thereof is at the time of such exercise in the employ or service (including service as a Director) of the Corporation or any Affiliate and has been continuously so employed since the date the Stock Appreciation Right was granted.

(iii) Form of Payment. Payment upon exercise of a Stock Appreciation Right may be made in cash, in shares of Common Stock or any combination thereof, as the Administrator shall determine except that for any Stock Appreciation Right exercised on or subsequent to a Change in Control payment shall be in cash.

(iv) Special Rules for Stock Appreciation Rights Granted in Tandem with Incentive Stock Options. With respect to Stock Appreciation Rights granted in tandem with Incentive Stock Options, the following rules shall apply:

(A) The Stock Appreciation Right shall not be exercisable unless the Spread on the related Incentive Stock Option is positive.

(B) In no event shall any amounts paid per share pursuant to the Stock Appreciation Right exceed the Spread on the date of exercise of the related Incentive Stock Option.

(C) The Stock Appreciation Right must expire no later than the last date on which the related Incentive Stock Option can be exercised.

(b) Restricted Stock Awards. Restricted Stock Awards may be subject to restrictions which lapse over time. They may be granted with or without regard to Performance Objectives for a specific Performance Period. Restricted Stock Awards shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Administrator shall deem desirable:

(i) Restricted Stock Awards. A Restricted Stock Award is an Award of shares of Common Stock transferred to a Participant subject to such terms and conditions as the Administrator deems appropriate, including, without limitation, restrictions on the sale, assignment, transfer or other disposition of such shares and the requirement that the Participant forfeit such shares on termination of employment for specified reasons within a specified period of time.

(ii) Grants of Awards. Restricted Stock Awards may be granted under the Plan in such form and on such terms and conditions as the Administrator may from time to time approve. Restricted Stock Awards may be granted alone, in addition to or in tandem with Options or other Awards under the Plan. Subject to the terms of the Plan, the Administrator shall determine the number of Restricted Stock Awards to be granted to a Participant and the Administrator may impose different terms and conditions on any particular Restricted Stock Award made to any Participant. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate for those shares of Common Stock. This certificate shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award. This certificate shall be held in custody by the Corporation until the restrictions on it have lapsed or been removed.

(iii) Performance Objectives. If the Administrator determines that a Restricted Stock Award is intended to qualify as performance-based compensation under section 162(m)(4)(C) of the Code, the Restricted Stock Award shall be subject to the attainment of Performance Objectives for a Performance Period. Specific Performance Objectives shall be established in writing no later than 90 days after the commencement of the Performance Period to which the Performance Objectives relate, but in no event after the first quarter of the Performance Period. In establishing the Performance Objectives, the Administrator shall also establish a schedule setting forth the portion of the Restricted Stock Award which will be earned based on the degree of achievement of the Performance Objectives, as determined by the Administrator. Except to the extent it would cause a Restricted Stock Award intended to qualify as performance-based compensation to fail so to qualify, the Administrator may at any time adjust the Performance Objectives, change any schedule of vesting, change the way Performance Objectives are measured or shorten any Performance Period if it determines that conditions or the occurrence of events warrant such action. The Administrator shall not have the discretion to increase a Restricted Stock Award which is intended to constitute performance-based compensation under the Code.

(iv) Restriction Period. In order for a Participant to vest in a Restricted Stock Award, the Participant must remain in the employment or service (including service as a director) of the Corporation or any Affiliates, subject to relief for specified reasons, for the Restriction Period set forth in the Award Agreement. The Administrator, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Unless otherwise restricted by the provisions of Section 8(b)(iii), upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period if the restrictions lapse in installments) the Participant shall be entitled to receive his or her Restricted Stock Award or portion thereof, as the case may be. If the Restricted Stock Award is intended to constitute performance-based compensation under the Code, as soon as practicable after the end of the applicable measurement period as determined by the Administrator, the Administrator shall determine the extent to which the Performance Objectives, if any, have been met and the extent to which Restricted Stock Awards are payable.

(v) Performance Periods. The Administrator may establish Performance Periods applicable to Restricted Stock Awards. There shall be no limitation on the number of Performance Periods established by the Administrator and more than one Performance Period may encompass the same fiscal year.

(vi) Rights as a Shareholder. Subject to any restrictions set forth in the applicable Award Agreement, with respect to the shares of Common Stock received under a Restricted Stock Award, a Participant shall have all of the rights of a shareholder of the Corporation, including the right to vote the shares and the right to receive any cash dividends. Subject to any restrictions set forth in the applicable Award Agreement, stock dividends issued with respect to the shares covered by a Restricted Stock Award shall be treated as additional shares under the Restricted Stock Award and shall be subject to the same restrictions and other terms and conditions that apply to shares under the Restricted Stock Award with respect to which such dividends are issued.

(c) Performance Awards. Performance Awards granted under the Plan may be in the form of either Performance Equity Grants or Performance Unit Grants, or a combination of both as determined by the Administrator at the time of grant. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Administrator shall deem desirable:

(i) Performance Equity Grants. A Performance Equity Grant is an Award of units (with each unit equivalent in value to one share of Common Stock) granted to a Participant subject to such terms and conditions as the Administrator deems appropriate, including, without limitation, the requirement that the Participant forfeit units in the event certain Performance Objectives are not met within a designated Performance Period.

(ii) Performance Unit Grants. A Performance Unit Grant is an Award of units (with each unit representing such monetary amount as designated by the Administrator) granted to a Participant subject to such terms and conditions as the Administrator deems appropriate, including, without limitation, the requirement that the Participant forfeit units in the event certain Performance Objectives are not met within a designated Performance Period. The maximum amount of compensation that may be received by any one Employee with respect to Performance Unit Grants in any one fiscal year shall not exceed $250,000.

(iii) Grants of Awards. Performance Awards may be granted under the Plan in such form and to such Participants as the Administrator may from time to time approve. Performance Awards may be granted alone, in addition to or in tandem with other Awards under the Plan. Subject to the terms of the Plan, the Administrator shall determine the number of Performance Awards to be granted to a Participant. The Administrator may impose different terms and conditions on any particular Performance Award made to any Participant. Each grant of a Performance Award shall be evidenced by a written instrument granting a specified number of Performance Equity Grants or Performance Unit Grants and designating the Performance Period, the Performance Objectives, the proportion of payments for performance between the minimum and full performance levels, if any, restrictions applicable to shares of Common Stock receivable in settlement, if any, and any other terms, conditions, restrictions and rights with respect to such grant as determined by the Administrator.

(iv) Performance Periods. The Administrator shall establish Performance Periods applicable to Performance Awards. There shall be no limitation on the number of Performance Periods established by the Administrator and more than one Performance Period may encompass the same fiscal year.

(v) Performance Objectives. If the Administrator determines that a Performance Award is intended to qualify as performance-based compensation under section 162(m)(4)(C) of the Code, the special provisions of Section 8(b)(iii) shall apply.

(vi) Payment of Awards. In the case of a Performance Equity Grant, the Participant shall be entitled to receive payment for each unit earned in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by such Award. In the case of a Performance Unit Grant, the Participant shall be entitled to receive payment for each unit earned in an amount equal to the dollar value of each unit times the number of units earned. Settlement of a Performance Award shall be made as soon as practicable following the conclusion of the respective Performance Period. Payment shall be made in cash, in shares of Common Stock (the number to be determined based on Fair Market Value at the conclusion of such Performance Period) or in any combination thereof, as the Administrator in its sole discretion shall determine.

(d) Termination of Employment or Service.

Except as otherwise provided in Section 12 or an Award Agreement, upon termination of a Participant’s employment with the Corporation or any Affiliate or a Director’s service with the Corporation (if such Director is not also an Employee), the Participant (or in the case of death, the persons to whom the Award is transferred by will or the laws of descent and distribution) may exercise the Award during the following periods of time (but in no event after the normal expiration date of such Award) to the extent the Participant was entitled to exercise the Award at the date of termination:

(i) in the case of death the Award shall remain exercisable for twenty-four months after the date of termination;

(ii) In the case of Retirement, the Award shall remain exercisable for twelve months after the date of termination;

(iii) in the case of Disability, the Award shall remain exercisable for six months after the date of termination;

(iv) in the case of termination for misconduct, as determined pursuant to Section 7(f)(iv), the Award shall immediately terminate and shall no longer be exercisable; and

(v) in the case of termination for any other reason, the Award shall remain exercisable for 90 days after the date of termination.

      To the extent the Award is not exercised within the foregoing periods of time, the Award shall automatically terminate at the end of the applicable period of time. The vesting of unvested Restricted Stock Awards shall immediately cease and all unvested Restriction Stock Awards shall be forfeited to the Corporation upon termination of employment or service for any reason.

(e) Non-transferability of Awards. No Award under the Plan, and no rights or interest therein, shall be assignable or transferable by a Participant except to a designated beneficiary upon death, by will, the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. During the life of a Participant, Stock Appreciation Rights are exercisable only by, and payments in settlement of Awards will be payable only to, the Participant or his or her legal representative.

(f) Tax Withholding. The Corporation shall have the right to deduct or withhold any taxes, including transfer taxes, of any kind required by law to be withheld with respect to payments with respect to Awards under the Plan, including vesting of Restricted Stock Awards or to take such other action as may be necessary in the opinion of the Corporation to satisfy all obligations for the payment of such taxes, including requiring the Participant or his beneficiary or estate to pay any amount required to be withheld. Tax obligations with respect to any Award may be satisfied by any method provided in Section 7(d) hereof. If Common Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

(g) Award Agreement. Each Participant receiving an Award under the Plan shall enter into an Award Agreement with the Corporation in such form as the Administrator shall determine in its sole discretion.

      9. Term of Plan.

      Options and Awards may be granted pursuant to the Plan until the expiration of the Plan on September 11, 2012.

      10. Recapitalizations.

      Subject to any required action by stockholders, the number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof and any Award other than Restricted Stock Awards shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

      Subject to any required action by stockholders, if the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option and Award shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option or Award would have been entitled. If the Corporation is not the surviving corporation in any merger or consolidation, then, except to the extent governed by Section 12 hereof, any outstanding Options shall be fully vested and exercisable until five days prior to such merger or consolidation (but shall terminate thereafter) and all other Awards shall be fully vested to the extent subject to terms of vesting unless provisions are made in connection with such transaction for the continuance of the Plan or the assumption or the substitution for outstanding Options or Awards of new options covering the stock of a successor employer corporation, or a parent or Affiliate thereof, with appropriate adjustments as to the number and kind of shares and prices. A dissolution or liquidation of the Corporation shall cause each outstanding Option, unvested Awards and vested but unexercised Awards to terminate.

      To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

      Except as expressly provided in this Section 10 or in Section 12, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option.

      The grant of an Option or Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

      11. Securities Law Requirements.

(a) Securities Act and Listing Requirements. No Shares of Common Stock shall be issued under the Plan unless counsel for the Corporation shall be satisfied that such issuance will be in compliance with applicable Federal and state securities laws. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or the NMS, if applicable, and any applicable Federal or state securities law. The Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b) Section 16. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

      12. Change in Control.

      In the event any Change in Control of the Corporation should occur, then the Administrator may in its sole discretion, without obtaining stockholder approval, take one or more of the following actions to the extent not inconsistent with other provisions of the Plan;

(a) Accelerate the exercise dates of any outstanding Option, or make the Option fully vested and exercisable;

(b) Pay cash to any or all owners of Options in exchange for the required cancellation of their outstanding Options;

(c) Provide for the vesting of outstanding Awards that are subject to vesting or pay cash in exchange for the required cancellation or forfeiture of Awards; or

(d) Make any other adjustments or amendments to the Plan and outstanding Options and Awards and substitute new Options for outstanding Options.

To the extent the Code would not permit the provisions of the foregoing paragraph to apply to any Incentive Stock Option granted under this Plan, then such Option, immediately upon the occurrence of the event described in the foregoing paragraph, shall be treated for all purposes of the Plan as a Nonqualified Stock Option and shall be immediately exercisable as provided in the foregoing paragraph. Notwithstanding the foregoing, in no event shall any Option be exercisable after the date of termination of the exercise period of such option specified in Section 7(f) of this Plan.

      13. Amendment and Termination of the Plan.

      The Board may amend or terminate the Plan at any time, but no amendment shall be made without the approval of the stockholders of the Corporation if stockholder approval under Section 422 of the Code or Rule 16b-3 or pursuant to the requirements of any exchange or the NMS would be required or if it would change the material terms or performance goals that were previously approved by the Corporation stockholders, within the meaning of Treasury Regulation Section 1.162-27(e)(4)(vi) or successor provision (unless the Board determines that such approval is not necessary to avoid loss of a deduction under Section 162(m) of the Code, such approval will not avoid such a loss of deduction or such approval is not advisable). No amendment of the Plan or any Option or Award granted under the Plan shall impair any Optionee’s or Participant’s rights, without his or her consent, under any Option or Award theretofore granted under the Plan.

      14. Application of Funds.

      The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option or an Award will be used for general corporate purposes.

      15. Approval of Shareholders.

      The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote at the annual meeting of stockholders of the Corporation following the adoption of the Plan, to be held on November 20, 2002.

      16. Execution.

      To record the adoption of the Plan by the Board on                     , 2002, the Corporation has caused its authorized officers to affix the corporate name and seal hereto.

VERSAR, INC.

By:
Name:
Title:

[Seal]

DETACH PROXY CARD HERE

☐	PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.	[ X ] VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.

(1)	Election of Directors

	FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	*EXCEPTIONS	☐
Nominees: Benjamin M. Rawls, Michael Markels, Jr., Robert L. Durfee, Theodore M. Prociv,
                   Paul J. Hoeper, James L. Gallagher, Amoretta M. Hoeber, Fernando V. Galaviz
                   and Amir A. Metry
INSTRUCTIONS: To withhold authority to vote for any individual nominees, mark the “Exceptions” box and write that nominee’s name in the space provided below).

*Exception _____________________________________________________

		FOR	AGAINST	ABSTAIN
(2)	To approve the Versar, Inc. 2002 Stock Incentive Plan.	☐	☐	☐

(3)	Ratification of the appointment of Grant Thornton LLP as independent accountants for fiscal year 2003.	☐	☐	☐

(4)	In their discretion upon such other matters as may properly come before the meeting or any adjournment(s) thereof and upon matters incident to the conduct of the meeting.

	To change your address, please mark this box.		☐

	To include any comments, please mark this box.		☐

SCAN LINE

Please sign exactly as your name appears herein. If you are signing for the stockholder, please sign the stockholder’s name, your name and state the capacity in which you are signing.
Date	Share Owner sign here	Co-Owner sign here

VERSAR, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 20, 2002

Solicited on Behalf of the Board of Directors

     The undersigned hereby authorizes Benjamin M. Rawls and Theodore M. Prociv, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Common Stock of Versar, Inc. (the “Company”), held of record by the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the Company’s offices, 6850 Versar Center, Springfield, Virginia, on Wednesday, November 20, 2002 at 10:00 a.m. local time, and any adjournment(s) thereof, as indicated on the reverse side hereof.

     The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated, in each case, October 15, 2002. All other proxies heretofore given by the undersigned to vote shares of the Company’s Common Stock are expressly revoked.

     The shares represented by this proxy will be voted as described on the reverse hereof by the Stockholder. If not otherwise directed, this proxy will be voted FOR all nominees for directors listed in proposal 1 and FOR proposals referred to in Items 2, 3 and 4 on the reverse side.

(Continued, and to be signed and dated on the reverse side)

VERSAR, INC. P.O. BOX 11026 NEW YORK, N.Y. 10203-0026